Exhibit 10.4

LEASE C DEFINITION OF LEASE TERMS LANDLORD: 6201 Bonhomme, L.P. TENANT: Precision Research Institute, LLC SUITE: 460S BUILDING: 6201 Bonhomme Rd. ADDRESS: 6201 Bonhomme Rd (name) Houston, TX. 77036 TERM: Two years Zero months OR N/A month - to - month (Tenant initials) COMMENCEMENT DATE: July 1, 2016 BASIC RENT (monthly): $ 1,017.50 TENANT ADDRESS (not in building): SECURITY DEPOSIT: $ 0 .00 Driver’s License #: PHONE #: FAX #: State: Social Security #: EMAIL : elizgomez2008@gmail.com (Tenant shall notify Landlord of any changes to its address or email account) Leasing Representative for Landlord: Stephanie Hughes LANDLORD ADDRESS: 6201 Bonhomme, L.P. (FOR ALL OTHER PURPOSES): 720 N. POST OAK RD., SUITE 500 HOUSTON, TEXAS 77024 (FOR RENT PAYMENTS): PO BOX 4737 Houston, TX 77210 - 4737 SPECIAL PROVISIONS : Tenant agrees to the following rent schedule : From July 01 , 2016 to June 30 , 2017 rent will be $ 1017 . 50 per month . From July 01 , 2017 to June 30 , 2018 rent will be $ 1042 . 94 per month . All rates subject to CPI clause in this Lease . Please see exhibit G . Attested by: Attested by: LANDLORD: 6201 Bonhomme, L.P. TENANT (signature) By: Boxer Property Management Corp. TENANT (print name) (signature) A Texas Corporation (Management Company for Landlord) LEASE PROVISIONS THIS LEASE (“Lease”) is made by and between LANDLORD and TENANT . In consideration of the mutual covenants and agreements herein set forth, and any other consideration, Landlord leases to Tenant and Tenant leases from Landlord the area generally outlined on the floor plan attached hereto as "Exhibit A", including the space and improvements described in “Exhibit B” attached hereto, and hereinafter referred to as the "Premises" which is part of the Building (hereinafter referred to as the "Building"), on the following terms and conditions : 5/27/2016 Date: 6/2/2016 Date: 1 . TERM . The Term of this Lease shall continue, unless sooner terminated as provided hereinafter . If the Term is month - to - month, either party may terminate with a thirty (30) day written notice . Landlord may increase monthly Rent for any month - to - month lease with a thirty (30) day written notice to Tenant . In the event Tenant occupies the Premises prior to the Commencement Date, all terms and conditions of the Lease shall apply to the period of occupancy . DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 8322701712 TX 3917 Spring Arbor Ct Pearland 77584 Elizabeth Hernandez TX 19667574 464735638 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 1 BPMC.Lease Form.TX.March 2013 Tenant Initials

2. BASIC RENT AND SECURITY DEPOSIT. Except as provided f or in this Lease, Tenant will pay to Landlord without deduction or setoff, Rent for each month of the Lease Term . “Rent” means Basic Rent plus all other amounts payable by Tenant under this Lease, including any charges and late fees . The Security Deposit shall be held by Landlord, without interest, as security for Tenant's performance under this Lease, and not as an advance payment of rent or a measure of Landlord’s damages . Upon an Event of Default (defined below) or any damage to the Building or Premises caused by Tenant, its employees or invitees, Landlord may, without prejudice to any other remedy, use the Security Deposit to cure such Event of Default or repair any damage . Following any application of the Security Deposit, Tenant shall, on demand, restore the Security Deposit to its original amount . If Tenant is not in default hereunder, any remaining balance of the Security Deposit shall be returned to Tenant upon termination of this Lease . If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the Security Deposit . Rent is due, and must be received by Landlord, by the first day of every month, at address specified by Landlord . Landlord and its manager will not accept cash payments . Tenant agrees to pay by check, EFT, cashier’s check, or certified funds, only . 3. (a) LANDLORD'S OBLIGATIONS. Landlord will furnish to Tenant at Landlord's expense: (1) water at those points of supply provided for the general use of tenants of the Building; (2) heated and refrigerated air conditioning in season, at such times as Landlord determines, and at such temperatures and in such amounts as reasonably considered necessary by Landlord; service on Sundays, Saturdays, and holidays are optional on the part of the Landlord; (3) janitorial services to the Premises on weekdays other than holidays and window washing as may, in Landlord’s judgment, be reasonably required; (4) passenger elevators (if applicable) for ingress to and egress from the Premises, in common with other tenants; (5) replacement of Building standard light fixtures; and (6) electric lighting for public areas and special service areas of the Building to the extent deemed by the Landlord to be reasonable. (b) Landlord shall furnish electrical current required for normal office use of the Premises. Upon the Commencement Date of the Lease, and thereafter, Tenant shall pay its estimated prorata share, using the rentable square footage of the Premises and the total rentable square footage of the Building, of the actual cost incurred by Landlord of providing electricity to the Premises, the common areas of the Building and the Building (“Electricity Cost”). Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance on the first day of each month. Landlord shall have the right from time to time during any such calendar year of the Lease Term (as extended herein) to revise the written estimate of Tenant's share of the projected Electricity Cost and Tenant shall pay such revised estimated amount to Landlord in equal monthly installments, in advance on the first day of each month. Within a reasonable period after the end of each calendar year, Landlord shall furnish Tenant a statement indicating in reasonable detail the Electricity Cost for the preceding year and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of Electricity Cost as indicated by such annual statement. Any payment due to Landlord shall be payable by Tenant on demand from Landlord. Any amount due Tenant shall be credited against installments next becoming due. (c) Failure to furnish, stoppage, or interruption of these services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, or be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from performance of its obligations . Should any equipment furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly . Landlord shall not be obligated to furnish these services if Tenant is in default under this Lease . 4. IMPROVEMENTS . Landlord leases to Tenant the space and improvements constituting the Premises . All other improvements to the Premises shall be installed at Tenant’s expense only in accordance with plans and specifications and by contractors approved, in writing, by Landlord . 5. RELOCATION . Landlord may relocate Tenant to space the same size or larger, and the Basic Rent shall remain the same regardless of the size of the new space . Landlord may also relocate or renovate common areas in its sole discretion, without any obligation to Tenant . 6. USE . Tenant will use the Premises for office purposes only . Tenant shall not : permit more than five (5) persons per 1 , 000 square feet to occupy the premises at any time ; use or occupy the Building for any purpose which is unlawful or dangerous ; permit the maintenance of any nuisance, disturb the quiet enjoyment for all of the Building, emit offensive odors or conditions into other portions of the Building ; sell, purchase, or give away, or permit the sale, purchase or gift of food in the Building, or use any apparatus which might create undue noise or vibrations . Tenant shall not permit anything to be done which would increase any insurance rates on the Building or its contents, and if there is any increase, then Tenant agrees to pay such increase promptly upon demand therefor by Landlord ; however, any such payment shall not waive Tenant's duty to comply with this Lease . Landlord and any agent thereof does not represent or warrant that the Premises or Building conforms to applicable restrictions, ordinances, requirements, or other matters that may relate to Tenant’s intended use, or with respect to the presence on, in or near the Premises or Building of hazardous substances, biological matter (including, but not limited to, mold, mildew and fungi) or materials which are categorized as hazardous or toxic . Tenant accepts the Premises “as is” in its current size and configuration and agrees that the Rent is not for a specific amount of or per square feet . Landlord does not make any representations as to the suitability, condition, layout, square footage, expenses or operation of the Premises and Building, except as specifically set forth herein, and tenant expressly acknowledges that no such representations have been made . Landlord makes no other warranties, express or implied, or merchantability, marketability, or fitness, and any implied warranties are hereby expressly disclaimed . Tenant must satisfy itself that the Premises may be used as Tenant intends by independently investigating all matters related to its intended use . Tenant agrees that the Landlord, its subsidiaries, and its agents may publicize and use Tenant’s image, likeness, name, as well as the terms of the Lease, for any press releases, industry publications, advertising, social media, and promotion purposes in any type of marketing including its websites . 7. TENANT'S OBLIGATIONS . Tenant will not damage the Building and will pay the cost of repairing any damage done to the Building by Tenant or Tenant's agents, employees, or invitees . Tenant shall take good care of the Premises and keep them free of waste and nuisance . Tenant must immediately notify Landlord in writing of any water leaks, mold, electrical problems, malfunctioning lights, broken or missing locks, or any other condition that might pose a hazard to property, health, or safety . Tenant will keep the Premises and all fixtures in good condition and repair . If Tenant fails to make necessary repairs within fifteen (15) days after notice from Landlord, Landlord may, at its option, make such repairs and Tenant shall, upon demand, pay Landlord the cost thereof . At the end of the Term, Tenant shall deliver to Landlord the Premises and all improvements in good repair and condition, and all keys to the Premises in Tenant’s possession . Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without prior written consent of Landlord . At the end of the Term, Tenant shall, if Landlord requires, remove all alterations, physical additions or improvements as directed by Landlord and restore the Premises to substantially the same condition as on the Commencement Date . All of Tenant’s fixtures, and any personal property not removed from the Premises at the end of the Term, shall be presumed to have been abandoned by Tenant and shall become the property of the Landlord . 8. INDEMNITY . Landlord shall not be liable for and Tenant will defend, indemnify and hold harmless Landlord from all fines, suits, claims, demands, losses, and actions, including attorney's fees, for any injury to persons or damage to or loss of property on or about the Premises or in or about the Building caused by the Tenant, its employees, invitees, licensees, or by an other person entering the Premises or the Building under express or implied invitation of the Tenant, or arising out of Tenant's use of Premises or Landlord’s maintenance of the Premises, and waive any claims for damage caused by fire, flood, water leaks, wind, ice, snow, hail, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses . This provision is intended to waive any claims against Landlord and its agents for the consequences of their own negligence or fault . This waiver and indemnity obligation shall survive the termination or expiration of the Lease . 9. MORTGAGES . Tenant accepts this Lease subordinate to any deeds of trust, mortgages or other security interests which might now or hereafter constitute a lien upon the Building or the Premises, and shall attorn to the lender thereunder, with such attornment to be effective upon lender's acquisition of the Building . Furthermore, such lender, as successor landlord, shall not be liable for any act, omission or obligation of any prior Landlord and lender shall have the option to reject such attornment . Tenant shall, immediately upon request but in no event more than 7 days after requested, execute such documents, including estoppel letters, as may be required for the purposes of subordinating or verifying this Lease . 10. ASSIGNMENT ; SUBLEASING . Tenant shall not assign this Lease by operation of law or otherwise (including without limitation by transfer of stock, merger, or dissolution), mortgage or pledge the same, or sublet the Premises or any part thereof, without prior written consent of Landlord, which Landlord may DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 2 BPMC.Lease Form.TX.March 2013 Tenant Initials

grant or deny in its sole discretion. Landlord’s consent to an assignment or subletting shall not release Tenant from any obligation hereunder, and Landlord’s consent shall be required for any subsequent assignment or subletting . If Tenant desires to assign or sublet the Premises, it shall so notify Landlord at least sixty (60) days in advance, and shall provide Landlord with a copy of the proposed assignment or sublease and any additional information, including financial information, requested by Landlord to allow Landlord to make informed judgments as to the proposed transferee . After receipt of notice, Landlord may elect to : (i) Cancel the Lease as to the Premises or portion thereof proposed to be assigned or sublet ; or (ii) Consent to the proposed assignment or sublease ; and if the Rent and other consideration payable in respect thereof exceeds the Rent payable hereunder, Tenant shall pay to Landlord such excess within ten (10) days following receipt thereof by Tenant : or (iii) Withhold its consent, which shall be deemed to be elected unless Landlord gives Tenant written notice otherwise . 11. EMINENT DOMAIN . If the Premises are taken or condemned in whole or in part for public purposes or are sold under threat of condemnation, Landlord may terminate this Lease . Landlord shall be entitled to receive the entire award of any condemnation or the proceeds of any sale in lieu thereof . 12. ACCESS . Landlord and its agents may, at any time, enter the Premises to : inspect, supply janitorial or other services ; show the Premises to prospective lenders, purchasers or tenants ; alter, improve, or repair the Premises or the Building (including erecting scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable) . Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by Landlord’s entry into the Premises in accordance with this Section 12 . Landlord shall at all times have a key to the Premises . Landlord may use any means which it deems proper to open any door in an emergency without liability therefor . Landlord reserves the right to prevent access to or close the Building as determined by Landlord for the protection of the Building, its tenants, and visitors . 13. CASUALTY . If the Building should be totally destroyed by casualty or if the Premises or the Building be so damaged that Landlord determines that repairs cannot be completed within one hundred twenty (120) days after the date of such damage, Landlord may terminate this Lease . Landlord shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant in the Premises . Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the sole benefit of the party carrying such insurance . 14. WAIVER OF SUBROGATION . Tenant waives every claim that arises or may arise in its favor against the Landlord or any other tenant of the Building during the Term, for any injury to or death of any person or any loss of or damage to any of Tenant’s property located within or upon or constituting a part of the Premises, to the extent such injury, death, loss or damage is or could be covered by any insurance policies, whether or not such loss or damage is recoverable thereunder . This waiver shall be in addition to, and not in limitation of, any other waiver or release contained in this Lease . Tenant shall give to each insurance company, which has issued to it any insurance policy covering the Premises or Tenant’s operations, written notice of this waiver and have its insurance policies endorsed, if necessary, to prevent their invalidation by reason of this waiver . This waiver obligation shall survive the termination or expiration of the Lease . 15. HOLDING OVER . If Tenant fails to vacate at the end of the Term, then Tenant shall be a tenant at will and subject to all terms and conditions of the Lease, and, in addition to all other damages and remedies to which Landlord may be entitled, Tenant shall pay, in addition to the other Rent, a daily Basic Rent, payable in full in advance each month, equal to the greater of : (a) twice the Basic Rent payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space . 16. TAXES ON TENANT'S PROPERTY . Tenant shall be liable for all taxes levied or assessed against personal property or fixtures placed by Tenant in the Premises . If any such taxes are assessed against Landlord or Landlord's property, Landlord may pay the same, and Tenant shall upon demand, reimburse Landlord therefor . Any claim arising against Tenant by Landlord under this provision shall be assessed interest at fifteen percent ( 15% ) per year until satisfied . 17. LANDLORDS LIEN . In addition to any statutory Landlord’s lien, Tenant grants to Landlord a security interest to secure payment of all Rent and performance of all of Tenant’s other obligations hereunder, in all equipment, furniture, fixtures, improvements and other personal property located in or on the Premises, and all proceeds therefrom . Such property shall not be removed from the Premises without Landlord’s written consent until all Rent due and all Tenant’s other obligations have been performed . In addition to any other remedies, upon an Event of Default, Landlord may, but is not obligated to, exercise the rights afforded a secured party under the Uniform Commercial Code Secured Transactions for the state in which the Building is located . Tenant grants to Landlord a power of attorney to execute and file financing statements and continuation statements necessary to perfect Landlord’s security interest, which power is coupled with an interest and shall be irrevocable during the Term . Any property left in the Premises at the time of a default, or termination of the Lease for whatever reason, shall be deemed abandoned, and after thirty (30) days from default or termination, the Landlord and its representative may dispose of it by any means they deem appropriate without notice to Tenant . 18. MECHANIC’S LIENS . Tenant shall not permit any mechanic’s or other liens to be filed against the Premises or the Building for any work performed, materials furnished or obligation incurred by or at the request of Tenant, or Tenant’s agents or employees . Tenant shall, within ten (10) days following the imposition of any such lien, cause it to be released of record by payment or posting of a proper bond, failing which Landlord may cause it to be released, and Tenant shall immediately reimburse Landlord for all costs incurred in connection therewith . The Tenant's obligations under this section shall survive any termination of or default under the Lease . 19. (a) (b) EVENTS OF DEFAULT . Any of the following shall constitute an event of default (“Event of Default”) hereunder: Any failure by Tenant to pay the Rent when due. Landlord shall not be required to provide Tenant with notice of failure to pay Rent. Any failure by Tenant to observe and perform any provision of this Lease, other than the payment of Rent, that continues for five (5) days after notice to Tenant; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant notice under this Section 19(b) on at least one occasion during the twelve (12) month interval preceding such failure by Tenant. (c) Tenant or any guarantor of Tenant's obligations hereunder: (1) being unable to meet its obligations as they become due, or being declared insolvent according to any law, (2) having its property assigned for the benefit of its creditors, (3) having a receiver or trustee appointed for itself or its property, (4) having its interest under this Lease levied on under legal process, (5) having any petition filed or other action taken to reorganize or modify its debts or obligations, or (6) having any petition filed or other action taken to reorganize or modify its capital structure if either Tenant or such guarantor is a corporation or other entity. (d) The abandonment of the Premises by Tenant (which shall be conclusively presumed if Tenant is absent from the Premises for ten (10) consecutive days and is late on any payment due Landlord). 20. REMEDIES. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions: (a) Terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Premises . If Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy, enter and take possession of the Premises or any part thereof by changing the door locks or by any other means necessary in Landlord’s sole judgment without being liable for prosecution or any claim for damages . If this Lease is terminated hereunder, Tenant shall pay to Landlord : (1) all Rent accrued through the date of termination, (2) all amounts due under Section 21 , (3) any unamortized commission paid by Landlord in connection with the Lease, and (4) an amount equal to : (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the interest rate on one - year Treasury bills as published on the nearest the date this lease is terminated at www . treasury . gov, minus (B) the then present fair rental value of the Premises for such period, similarly discounted ; provided, however, that in no event shall the result of the calculation in this subsection (4) result in an amount less than fifty percent ( 50% ) of the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the interest rate on one - year Treasury bills as published on the nearest the date this lease is terminated by the Wall Street Journal, Southwest Edition . (b) Terminate Tenant’s right to possession of the Premises without terminating this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Premises . If Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof by changing the door locks or by any other means necessary in Landlord’s sole judgment without being liable for prosecution or any claim for damages . If Tenant’s right to DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A possession of the Premises is so terminated, Tenant shall pay to Landlord: (1) all Rent to the date of termination of possession, (2) all amounts due from time to 3 BPMC.Lease Form.TX.March 2013 Tenant Initials time under Section 21, (3) any unamortized commission paid by Landlord i n connection with the Lease, and (4) all Rent required hereunder to be paid by Tenant during the remainder of the Term, minus any net sums thereafter received by Landlord through reletting the Premises during such period . Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord, in its sole discretion, may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises) ; however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building . Landlord shall not be liable for, nor shall Tenant’s obligations be diminished because of, Landlord’s failure to relet the Premises or to collect rent due for such reletting . Tenant shall not be entitled to any excess obtained by reletting over the Rent due hereunder . Reentry by Landlord shall not affect Tenant’s obligations for the unexpired Term ; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord’s waiting until the expiration of the Term . Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 20 . (b) . If Landlord elects to proceed under this Section 20 . (b), it may at any time elect to terminate this Lease under Section 20 . (a) . (c) (d) Change the door locks and deny Tenant access to the Premises until such Event of Default is cured. Enter the Premises without being liable for prosecution or any claim for damages and do whatever Tenant is obligated to do under the terms of this Lease . Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in so doing . Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action . (e) Tenant expressly waives notice as to the disposal of any property in the Premises as of default, lockout or termination, which has not claimed or redeemed within thirty (30) days . 21. PAYMENT BY TENANT . Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs, expenses, and reasonable attorneys’ fees) in (a) obtaining possession of the Premises, (b) removing and storing Tenant’s or any other occupants’ property, (c) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant, (d) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, costs of tenant finish work, and all other costs incidental to such reletting), (e) performing Tenant’s obligations which Tenant failed to perform, and (f) enforcing, or advising Landlord of its rights, remedies, and recourses arising out of the Event of Default . After any default in payment by Tenant (i . e . late payment or a returned check), the Landlord may require that Tenant make future payments by certified check, cashier’s check, or money order, for so long as the Landlord may reasonably require . 22. LANDLORD’S LIABILITY . The liability of Landlord and its agents to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency . Landlord’s reservation of rights under this Lease, such as to enter upon or maintain the Premises, shall not be deemed to create any duty on the part of Landlord to exercise any such right . Landlord expressly advises Tenant that Landlord’s intention is that Tenant shall have full responsibility for, and shall assume all risk to, persons and property while in, on or about the Premises . 23. SURRENDER OF PREMISES . No act of Landlord or its agents during the Term shall be deemed as acceptance of surrender of the Premises . No agreement to accept surrender of the Premises shall be valid unless the same is in writing and signed by the Landlord . 24. ATTORNEYS FEES . If Landlord employs an attorney to interpret, enforce or defend any of its rights or remedies hereunder, Tenant shall pay Landlord’s reasonable attorney’s fees, court costs and expenses incurred in such dispute . 25. FORCE MAJEURE . Whenever a period of time is prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of the Landlord . 26. GOVERNMENTAL REGULATIONS . Tenant will comply with all laws, ordinances, orders, rules and regulations of all governmental agencies having jurisdiction over the Premises with reference to the use, construction, condition or occupancy of the Premises, which includes Tenant’s obligation to secure a certificate of occupancy for the Premises . Tenant agrees that any cabling installed by or for its use during its occupancy shall meet the requirements of all applicable national and local fire and safety codes . 27. 28. APPLICABLE LAW. This Lease shall be governed by and construed pursuant to the laws of the state in which the Building is located. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns . 29. SEVERABILITY . If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law . 30. NAME . Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names . 31. NOTICES . Any notice or document required to be delivered hereunder shall be deemed to be delivered whether or not actually received, when deposited in the United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at their respective addresses set forth above, or when sent by facsimile transmission to the respective numbers set forth above, or delivered to Tenant’s place of business in the Building, and when sent or delivered by Landlord or his representative, including its Management company for the Building . 32. DEFINED TERMS AND MARGINAL HEADINGS . The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular . If more than one person is named as Tenant, the obligations of such persons are joint and several . The headings and titles to the sections of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part thereof . Captions contained herein are for the convenience of reference only and in no way limit or enlarge the terms or conditions of this Lease . 33. AUTHORITY ; EXECUTION ; ELECTRONIC FILES . If Tenant executes this Lease as a corporation or other entity, each of the persons executing this Lease on behalf of Tenant personally covenants and warrants that Tenant is duly authorized and validly existing, that Tenant is qualified to do business in the state in which the Building is located, that Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so . In the event Tenant provides an email address to Landlord, Tenant agrees that Landlord, its representative and agents may contact Tenant via the address, and deliver marketing information and other announcements to such address(es) . The Lease may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties . Electronic signatures by either party are valid, and Tenant agrees that the Lease and related documents and records may be created, kept and transmitted as electronic files only . 34. LIQUIDATED DAMAGES . If the Premises are not ready for occupancy by the Commencement Date, unless delayed by Tenant for any reason, the Basic Rent shall not commence until the Premises are ready for occupancy by Tenant . Such allowance for Basic Rent shall be in full settlement for any claim which Tenant might otherwise have by reason of the Premises not being ready for occupancy . 35. INTEGRATED AGREEMENT. This Lease contains the entire agreement of the parties with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose, and Tenant expressly warrants and represents that no promise or agreement which is not herein expressed has been made to it in executing this Lease, and it is not relying upon any statement or representation of Landlord or its agent and Tenant is relying on its own judgment in executing this Lease. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest . 36. LATE FEE. If Rent is not received by Landlord on or before the fifth (5th) day of any month, Tenant shall pay immediately upon written notice from Landlord a late fee equal to fifteen percent (15%) of the cumulative amount of Rent due, including Basic Rent and all other amounts payable by Tenant under this Lease, including any charges and previously assessed late fees. Failure by Tenant to make immediate payment of the delinquent Rent plus the late fee DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 4 BPMC.Lease Form.TX.March 2013 Tenant Initials

shall constitute an Event of Default. This provision, expressly, does not re lieve the Tenant’s obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month. 37. INTEREST ON SUMS EXPENDED BY LANDLORD . All sums paid and all expenses incurred by Landlord in performing Tenant’s duties hereunder or curing Events of Default shall accrue interest at the rate of fifteen percent ( 15% ) per annum from the date of payment of such amount by Landlord . In no event, however, shall the charges permitted under this Section 37 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest . 38. INSURANCE . In support of its obligations hereunder, including those of indemnity, Tenant agrees to maintain, at Tenant's sole cost and expense, insurance policies covering Tenant's aforesaid indemnity with respect to Tenant's use and occupancy of the Premises, as well as coverage for theft and damage . Such policies shall be issued in the name of Tenant and Landlord as their interest may appear, or shall contain an "additional insured" endorsement in favor of Landlord, and with limits of liability of at least ONE MILLION DOLLARS ( $ 1 , 000 , 000 . 00 ) per occurrence for bodily injury and TWO HUNDRED THOUSAND DOLLARS ( $ 200 , 000 . 00 ) per occurrence for property damage . Duplicate originals of such policies and endorsements shall be delivered to Landlord within thirty (30) days from the execution date hereof . This indemnity and waiver obligation shall survive the termination or expiration of the Lease . 39. RENTAL ADJUSTMENT. If the Term exceeds one (1) year, one (1) year after the commencement of this Lease and each one (1) year anniversary thereafter, the Basic Rent shall be increased in accordance with the cost of living changes in the "Consumer Price Index” for all Urban Consumers - U. S. City Average as published by the Bureau of Labor Statistics, United States Department of Labor, ("BLS Consumer Price Index"). The BLS Consumer Price Index figure for the month and year in which this Lease commences is the “base” figure in the computation of adjustment of Basic Rent. At the beginning of each one (1) year period as provided herein, the BLS Consumer Price Index for the then - current month shall be determined and the rent commencing with the start of each such one (1) year period shall be adjusted by increasing the Basic Rent proportionately, as the said BLS Consumer Price Index for the month has increased as compared with the base BLS Consumer Price Index provided above. If the BLS Consumer Price Index decreases, Basic Rent shall not decrease. 40. RULES . Tenant shall abide by attached Building Rules and Regulations “Rules - 1 ”, which are incorporated herein by reference, and which may be reasonably changed or amended, at any time, by Landlord to promote a safe, orderly and professional Building environment . 41. PARKING . Tenant and all Tenants’ employees shall comply with all municipal, subdivisional or other restrictive covenants imposed on Landlord . Vehicles shall be towed at owner’s expense for any of the following violations : (a) parking in any area other than as specifically designated by Landlord ; or (b) lack of a properly displayed parking permit, if issued by Landlord ; or (c) parking across stripes marking the parking spaces . Landlord, at its sole discretion, may designate the specific space or area in which vehicles shall be parked and may change the same from time to time . Landlord may make, modify, or enforce rules and regulations relating to the parking of vehicles, and Tenant hereby agrees to obey such rules and regulations . Tenant shall only use a prorata share of parking spaces as designated by Landlord . In the event the Building does not possess parking, Landlord shall not be responsible for providing parking . BUILDING RULES AND REGULATIONS 1. No sign, picture, advertisement, name or notice shall be inscribed, displayed or affixed on or to any part of the inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such item at the expense of Tenant . All approved signs or lettering on doors and the building directory shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord . Tenant shall not place anything near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises ; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows . Tenant shall not, without written consent of Landlord, cover or otherwise sunscreen any window . 2. Landlord shall approve in writing, prior to installation, any attachment of any object affixed to walls, ceilings, or doors other than pictures and similar items. 3. The directory of the Building will be provided exclusively for the display of the name and location of Tenant only, and Landlord reserves the right to exclude any other names therefrom . 4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress to and egress from the Premises . The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business, unless such persons are engaged in illegal activities . No tenant and no employees or invitees of any tenant shall go upon the roof of the Building . Tenant shall not prop open the entry doors to Building or Premises . 5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises or the Building by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Landlord . Tenant must, upon the termination of its tenancy, return to Landlord all keys to the Premises . If Tenant fails to return any such key, Tenant shall pay to Landlord the cost of changing the locks to the Premises if Landlord deems it necessary to change such locks . 6. The toilet rooms, urinals, wash bowls and other apparatus in the Premises or Building shall not be used for any purpose other than that of which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein . The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant . 7. Tenant shall not overload the floor of the Premises, mark on, or drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof . No boring, cutting or stringing of wires shall be permitted except with the prior written consent of and as the Landlord may direct . 8. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of same into or out of the Building shall be done at such time and in such manner as Landlord shall designate . Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building and any damage caused by moving or maintaining such safe or other property shall be repaired at the expense of Tenant . There shall not be used in any space, or in the public halls, of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards . 9. Tenant shall not employ any person or persons for the purpose of cleaning the Premises without the consent of Landlord . Landlord shall be in no way responsible to Tenant for any loss of property from the Premises or other damage caused by Landlord’s janitorial service or any other person . Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming . If the Premises requires more than building standard janitorial service, such excess service shall be at Tenant’s cost . 10. No Tenant shall place anything in the hallways of the Building. No trash shall be placed in the common area. 11. Tenant shall only be permitted use as general office space. No tenant shall occupy or permit any portion of the Premises to be occupied for lodging or DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 5 BPMC.Lease Form.TX.March 2013 Tenant Initials

sleeping or for any illegal purposes or permit any pet within the Premises o r Building. 12. Tenant shall not use or keep in the Premises or the Building any combustible fluid or material, including the use of space heaters, and shall not permit any open flame, including candles, incense, etc. 13. Landlord will direct electricians as to where and how telephone wiring shall be located. No boring or cutting for wires will be allowed without the written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. 14. No Tenant shall lay linoleum or other similar floor covering so that same shall be affixed to the floor of the Premises in any way except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited . The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord . The expense of repairing any damage resulting from a violation of this rule shall be borne by the tenant by whom, or by whose agents, employees, or invitees, the damage shall have been caused . 15. Tenant shall provide and use chair pads and carpet protectors at all desk and furniture locations . 16. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord. 17. On Saturdays, Sundays and legal holidays and on any other days between the hours of 6 : 00 p . m . and 6 : 30 a . m . , Landlord reserves the right to keep all doors to the Building locked, and access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is an employee of the Building or is properly identified as a tenant of the Building . The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person . In case of natural disaster, hurricane, tornado, evacuation, invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or closure of the Building for the safety of the tenants and protection of property in the Building . 18. Access to the Building and parking may be controlled by the use of electronic card key or by other method deemed necessary by Landlord . Tenant shall be issued card keys or other ingress/egress devices and a deposit for each card or device shall be paid upon issuance of the cards . In the event that Tenant shall damage or lose the card key(s) or device(s), then Tenant's deposit for such card or device will be forfeited, and Tenant will be required to pay another equal deposit . 19. Smoking is prohibited in the Premises and common areas of the Building at all times . 20. In order to receive a refund of its security deposit, if any, Tenant agrees to provide a forwarding address to Landlord, in writing, on or before the termination date of the Lease . Tenant agrees that it waives any rights and remedies with regard to the security deposit if it fails to provide such forwarding address to Landlord, in writing, on or before the termination date of the Lease, including waiver of the right to receive a refund and to receive a description of damages and charges . Landlord shall have sixty (60) days from the date Tenant surrenders the premises and Landlord’s receipt of Tenant’s forwarding address, to refund the security deposit and/or provide a written description of damages and charges . 21. Landlord reserves the right to charge Tenant, and require payment in advance, for services and/or expenses not required of Landlord under this Lease, or incurred in relation to the Lease . Such charges include, but are not limited to, processing “bounced” checks, changing locks, reviewing and signing lien waivers, lease assignments, sublet documents, providing after hours HVAC rates, etc . A list of charges can be obtained from the Landlord’s representative . The charges are based on the cost to the Landlord or its management company to provide the service which is charged for, and are subject to change at anytime without notice . 22. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building. Rules - 1 DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 6 BPMC.Lease Form.TX.March 2013 Tenant Initials

MECH JAN 421S 419S 418S 417S 414S 413S 410S 409S 416S 415S 412S 411S 401S 402S 404S 406S 408S 407S 424S 423S 426S 428S 430S 432S 434S 450S 420S 455S 454S 474S 452S 475S 472S 470S 482S 480S 478S 468S 476S MECH 460S 462S 464S 466S Up Up Recept ion 403 sq. ft . Recept ion 364 sq.ft . Recept ion 255 sq. ft . DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A EXHIBIT “A” 6201 Bonhomme Rd Houston, TX. 77036 (Address) Fourth (Floor) 7 BPMC.Lease Form.TX.March 2013 Tenant Initials

EXHIBIT “B” 6201 Bonhomme Rd Houston, TX. 77036 (Address) 460S (Suite) DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 8 BPMC.Lease Form.TX.March 2013 Tenant Initials

C EXHIBIT “G” - GUARANTY Landlord : 6201 Bonhomme, L.P. Tenant : Precision Research Institute, LLC Premises : 6201 Bonhomme Rd Houston, TX. 77036 Commencement Date: July 1, 2016 Name of guarantor: Elizabeth Hernandez Guarantor’s Address : 3917 Spring Arbor Ct , Pearland TX 77584 To induce Landlord to enter into the Lease and for other consideration, Guarantor aggress that - 1. Guarantor guarantees the performance of Tenant’s obligations under the Lease, and any renewal(s) and extension(s) thereof, including any increased amounts of rent. 2. This is a primary, irrevocable, and unconditional guaranty of payment and performance and not of collection and is independent of Tenant’s obligations under the Lease. 3. Guarantor will make all payments to Landlord at Landlord’s address set forth in the Lease. 4. This guaranty will remain in effect regardless of any modification or extension of the Lease. 5. Guarantor’s obligations will not be diminished by any compromise or release agreed on by Tenant and Landlord or by discharge, limitation, or modification of Tenant’s obligations in any bankruptcy or other debtor relief proceeding. Guarantor waives any right to require that Landlord bring any legal action against Tenant before, simultaneously with, or after enforcing its rights and remedies hereunder against Guarantor. Landlord shall not be required to make any demand on Tenant, apply any security deposit being held by Landlord on behalf of Tenant or any other credit in favor of Tenant, or otherwise pursue or exhaust its remedies against Tenant before, simultaneously with, or after enforcing its rights and remedies hereunder against Guarantor. 6. If there is more than one guarantor, the obligations of each guarantor will be joint and several. 7. Texas (State) law applies to the guaranty. Guarantor waives its rights 1. To notices of acceptance, modification, renewal, extension, and default and any other notice. 2. To claim any defense arising out of lack of diligence; any failure to pursue Tenant; loss of impairment of any right of subrogation or reimbursement; release of any other guarantor or collateral; death, insolvency, or lack of corporate authority of Tenant; and waiver, release, or election, based on Landlord’s or Tenant’s rights and obligations under the Lease and the enforcement of its terms. The prevailing party in any dispute arising out of this guaranty will be entitled to recover reasonable attorney’s fees. Guarantor Signature Elizabeth Hernandez Guarantor Printed Name 5/27/2016 Date DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 9 BPMC.Lease Form.TX.March 2013 Tenant Initials

C ACCEPTANCE OF PREMISES BUILDING NAME: 6201 Bonhomme Rd. ADDRESS: 6201 Bonhomme Rd Houston, TX. 77036 As the tenant of suite # 460S , I hereby certify that I have accepted the premises, and all tenant improvements as set forth in the Lease agreement have been completed in a manner satisfactory and acceptable to me. TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 5/27/2016 Date DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 10 BPMC.Lease Form.TX.March 2013 Tenant Initials

TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 5/27/2016 Date DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431C B T 2 0 e 0 n 1 a 1 7 n A t Representation Letter Information about Brokerage Services Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner’s agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer’s agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly. IF THE BROKER REPRESENTS THE OWNER: The broker becomes the owner’s agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of sub agency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner’s agent anything the buyer would not want the owner to know because an owner’s agent must disclose to the owner any material information known to the agent. IF THE BROKER REPRESENTS THE BUYER: The broker becomes the buyer’s agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer’s agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer’s agent anything the owner would not want the buyer to know because a buyer’s agent must disclose to the buyer any material information known to the agent. IF THE BROKER ACTS AS AN INTERMEDIARY: A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker’s obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction: (1) shall treat all parties honestly; (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner; (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property. With the parties’ consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party. If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker’s obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding. TENANT REPRESENTATION Tenant certifies that (broker) represents Tenant in the negotiation and/or site selection of commercial space for lease. Check if none . 11 BPMC.Lease Form.TX.March 2013 Tenant Initials

TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 5/27/2016 Date City of Houston Smoking Ordinance Report Created by Linda Figler Reviewed & Revised by CKC/JKR DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A TENANT NOTIFICATION The City of Houston recently passed an amendment to the existing City Smoking Ordinance. In order to comply with the ordinance, the Landlord is responsible for notifying you, our valued tenant, about what this means for you. Here is a synopsis of what the ordinance requires. Effective November 26, 2002: Smoking is not allowed within 25 feet of any building entrance, interior or exterior. Smoking is not allowed in the building. This includes inside of the individual tenant suites and any of the tenant offices. An exception to the City Ordinance occurs if the following ventilation requirements are met: The “exception area”, or other exempt areas within a building, must have either a) a completely separate ventilation system from the building system, or b) a system that provides an air exchange at least every 15 minutes, and exhausts all exchanged air through ductwork directly to the exterior of the building. The exhausted air cannot be drawn into any occupied non - smoking area of the building. The ventilation system must be designed so that the air pressure where smoking is allowed is neutral to any adjacent occupied non - smoking area. The cost to install any such “exception area” is solely at the tenant’s expense. The amended ordinance also requires that each employer must adopt, implement and maintain a written employee smoking policy. The policy must accommodate the preference of non - smoking employees to work in a smoke free environment. A written copy of the policy must be provided to your employees within three weeks of the adoption of the policy. A written copy of the policy must be provided to all new employees at the inception of their employment. The ordinance is enforced by the City of Houston, Department of Health & Human Services Bureau of Occupational Health. Concerns or complaints should be directed to that office. We anticipate and appreciate your cooperation in complying with the new ordinance. 12 BPMC.Lease Form.TX.March 2013 Tenant Initials

NEW TENANT SIGN INFORMATION BUILDING NAME and ADDRESS: 6201 Bonhomme Rd. - 6201 Bonhomme Rd Houston, TX. 77036 Please fill out the space below in the manner you would like the door sign to read. DOOR SIGN: SUITE #: 460S Precision Research Institute, LLC LOBBY DIRECTORY: SUITE #: 460S Precision Research Institute, LLC Tenants Signature and Authorization Date Do not write below the line – to be filled out by management Please return collateral to the following address: Attn: Authorized Signature & Printed Name DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 5/27/2016 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 13 BPMC.Lease Form.TX.March 2013 Tenant Initials

JANITORIAL AUTHORIZATION BUILDING NAME and ADDRESS: 6201 Bonhomme Rd. - 6201 Bonhomme Rd Houston, TX. 77036 COMPANY NAME and SUITE: Precision Research Institute, LLC, Suite # 460S ALARM COMPANY and CODE (if applicable): Tenant Initials: Please DO NOT clean any portion of the suite. Please clean the entire suite - no special instructions. Please clean all areas of the suite with the exception of: Special Instructions: Tenant Signature and Authorization Date DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 5/27/2016 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 14 BPMC.Lease Form.TX.March 2013 Tenant Initials

TENANT CONTACT INFORMATION AND AUTHORIZED SIGNATURES Building Name: 6201 Bonhomme Rd. Precision Research Institute, LLC 6201 Bonhomme Rd Houston, TX. 77036 Suite #: 460S Tenant Name: Address: Phone No: 8322701712 Fax No: E - mail Address: elizgomez2008@gmail.com Please list below persons to be contacted in case of an emergency. Emergency numbers will remain confidential and are used only in the event of an emergency involving the Premises. 1. Name: Residence Phone: Mobile Phone: Residence Phone: Mobile Phone: Residence Phone: Mobile Phone: 2. Name: 3. Name: CORPORATE OFFICE: ACCOUNTING: Contact: Address: City, State, Zip: Phone: Fax: Email: Contact: Address: City, State,Zip: Phone: Fax: Email: PERSON(S) AUTHORIZED TO APPROVE BILLABLE SERVICES (locks, keys and other billable services): Name : Name : Name : Phone : Phone : Phone : Building management is often asked to grant access to the Premises by one of your employees when they have locked themselves out of their office or when they have left their keys at home, etc. Please list the names of those who management is allowed to let into the Premises upon presenting proper identification. If you choose not to list anyone then building management will not be allowed to open the door to the Premises unless it is for the owners of the business who are personally known by building management. Name : Name : Name : Name : ID #/State : ID #/State : ID #/State : ID #/State : MARKETING RELEASE: In the event Tenant permits photo(s) to be taken of Tenant by Landlord or its representative, Tenant grants Landlord and its management company a non - exclusive, transferable, royalty free, worldwide license to the use thereof. Authorized Signature and Printed Name: Date DocuSign Envelope ID: 5257293A - 0C66 - 43A8 - 8383 - 494EAD469556 Lazaro Gomez Lynda Hudgins Bill Hudgins Ana Gutierrez 5/27/2016 DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A 15 BPMC.Lease Form.TX.March 2013 Tenant Initials

DocuSign Envelope ID: C29C8842 - B009 - 4317 - AE1B - 431CB200117A

C FIRST ( 1 st ) AMENDMENT TO THE LEASE BETWEEN Precision Research Institute, LLC AND 6201 Bonhomme, L . P . . Landlord and Tenant agree to add Exhibits “ A ” and “B” with Exhibits “C” and “D” in regards to lease space commonly known as “Suite 460 S " at the 6201 Bonhomme Rd _ office building . Tenant’s new space is commonly known as “Suite 462 S, 464 S ” at the 6201 Bonhomme Rd . office building . Tenant’s Rent shall increase by $ 0 . 00 per month, and the security deposit shall increase by $ 0 . 00 . Landlord and Tenant agree to continue to lease the space commonly known as "Suite 460 S " at the 6201 Bonhomme Rd . office building under the following terms and conditions : Three (3) year(s) and Ten (10) month(s) at: $1,017.50 per month from September 1, 2016 to October 31, 2016 $1,971.42 per month from November 1, 2016 to June 30, 2017 $2,019.50 per month from July 1, 2017 to June 30, 2018 $2,067.58 per month from July 1, 2018 to June 30, 2019 $2,115.67 per month from July 1, 2019 to June 30, 2020 These rates are subject to the “CPI” month used for the “CPI” clause in the original Lease, as such month may be reset by any renewal amendment(s) thereto . The term shall begin on September 1 , 2016 . Tenant currently has $ 0 . 00 on file as a security deposit . Landlord’s address for Rent payments: 6201 Bonhomme, L.P. PO BOX 4737 Houston, TX 77210 - 4737 Landlord’s address for all purposes other than rent payments : 720 N . Post Oak Rd . , suite 500 Houston, Texas 77024 If Tenant fails to pay Rent on or before the fifth ( 5 th ) day of any month, Tenant shall pay Landlord a late fee equal to fifteen percent ( 15% ) of the amount of Rent due, which shall be paid by Tenant to Landlord immediately upon written notice from Landlord . Failure by Tenant to make immediate payment of the delinquent Rent plus late fee shall constitute an Event of Default . This provision, expressly, does not relieve the Tenant’s obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month . Landlord shall furnish electrical current required for normal office use of the Premises . Upon the Commencement Date of the Lease, and thereafter, Tenant shall pay its estimated prorata share, using the rentable square footage of the Premises and the total rentable square footage of the Building, of the actual cost incurred by Landlord of providing electricity to the Premises, the common areas of the Building and the Building (“Electricity Cost”) . Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance on the first day of each month . Landlord shall have the right from time to time during any such calendar year of the Lease Term (as extended herein) to revise the written estimate of Tenant's share of the projected Electricity Cost and Tenant shall pay such revised estimated amount to Landlord in equal monthly installments, in advance on the first day of each month . Within a reasonable period after the end of each calendar year, Landlord shall furnish Tenant a statement indicating in reasonable detail the Electricity Cost for the preceding year and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of Electricity Cost as indicated by such annual statement . Any payment due to Landlord shall be payable by Tenant on demand from Landlord . Any amount due Tenant shall be credited against installments next becoming due . In the event Term exceeds one (1) year, one (1) year after the commencement of this Term and each one (1) year anniversary thereafter, basic rent hereunder shall be increased in accordance with the cost of living changes in the “Consumer Price Index” for all Urban Consumers - U . S . City Average” as published by the Bureau of Labor Statistics, United States Department of Labor ("BLS Consumer Price Index") . The BLS Consumer Price Index figure for month and year in which this Term commences is the “base” figure in the computation of adjustment of basic rent . At the beginning of each one (1) year period as provided in this paragraph, the BLS Consumer Price Index for the current month thereto shall be determined and the rent commencing with the start of each such one (1) year period shall be adjusted by increasing the basic rent proportionately, as the said BLS Consumer Price Index for the month has increased as compared with base BLS Consumer Price Index provided above . If the BLS Consumer Price Index decreases, basic rent shall remain the same as the previous period . In order to receive a refund of its security deposit, if any, Tenant agrees to provide a forwarding address to Landlord, in writing, on or before the termination date of the Lease . Tenant agrees that it waives any rights and remedies with regard to the security deposit if it DocuSign Envelope ID: 4AA567A6 - A9D3 - 4EE5 - A85B - BC5FFF7ED3D7 DocuSign Envelope ID: CE2AD70A - 61E7 - 4E73 - 9C8B - C4E2C7035FC0

LANDLORD: 6201 Bonhomme, L.P. TENANT (signature) BY: Boxer Property Management Corp. A Texas Corporation Management Company for Landlord TENANT (print name and title) Date (signature) Date DocuSign Envelope ID: 4AA567A6 - A9D3 - 4EE5 - A85B - BC5FFF7ED3D7 9/2/2016 Elizabeth Hernandez DocuSign Envelope ID: CE2AD70A - 61E7 - 4E73 - 9C8B - C4E2C7035FC0 fails to provide such forwarding address to Landlord, in writing, on or before the termination date of the Lease, including waiver of the right to receive a refund and to receive a description of damages and charges . Landlord shall have sixty (60) days from the date Tenant surrenders the premises and Landlord’s receipt of Tenant’s forwarding address, to refund the security deposit and/or provide a written description of damages and charges . Landlord reserves the right to charge Tenant, and require payment in advance, for services and/or expenses not required of Landlord under this Lease, or incurred in relation to the Lease . Such charges include, but are not limited to, processing “bounced” checks, changing locks, reviewing and signing lien waivers, lease assignments, sublet documents, providing after hours HVAC rates, etc . A list of charges can be obtained from the Landlord’s representative . The charges are based on the cost to the Landlord or its management company to provide the service which is charged for, and are subject to change at any time without notice . The Lease may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties. Electronic signatures by either party are valid, and Tenant agrees that the Lease and related documents and records may be created, kept and transmitted as electronic files only. All other provisions of the Lease shall remain the same. Attested by: Attested by: 9/29/2016

EXHIBIT “C” 6201 Bonhomme Rd Houston, TX. 77036 (Address) Fourth (Floor) MECH JAN 421S 419S 418S 417S 414S 413S 410S 409S 416S 415S 412S 411S 401S 402S 404S 406S 408S 407S 424S 423S 426S 428S 430S 432S 434S 450S 420S 455S 454S 474S 452S 475S 472S 470S 482S 480S 478S 468S 476S MECH 460S 462S 466S Up Up 400C 402C Office 207 sq. ft. Office 368 sq. ft. Office 464S 198 sq. ft. Office 173 sq. ft. DocuSign Envelope ID: 4AA567A6 - A9D3 - 4EE5 - A85B - BC5FFF7ED3D7 DocuSign Envelope ID: CE2AD70A - 61E7 - 4E73 - 9C8B - C4E2C7035FC0 Tenant Initials

EXHIBIT “D” 6201 Bonhomme Rd Houston, TX. 77036 (Address) 462S,464S (Suite) 462S 464S DocuSign Envelope ID: 4AA567A6 - A9D3 - 4EE5 - A85B - BC5FFF7ED3D7 DocuSign Envelope ID: CE2AD70A - 61E7 - 4E73 - 9C8B - C4E2C7035FC0 Tenant Initials

C ACCEPTANCE OF PREMISES BUILDING NAME: 6201 Bonhomme Rd. ADDRESS: 6201 Bonhomme Rd Houston, TX. 77036 As the tenant of suite # 462S, 464S I hereby certify that I have accepted the premises, and all tenant improvements as set forth in the Lease agreement have been completed in a manner satisfactory and acceptable to me. TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 9/2/2016 Date DocuSign Envelope ID: 4AA567A6 - A9D3 - 4EE5 - A85B - BC5FFF7ED3D7 DocuSign Envelope ID: CE2AD70A - 61E7 - 4E73 - 9C8B - C4E2C7035FC0

C Tenant Representation Letter Information about Brokerage Services Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner’s agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer’s agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly. IF THE BROKER REPRESENTS THE OWNER: The broker becomes the owner’s agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of sub agency from the listing broker . A subagent may work in a different real estate office . A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first . The buyer should not tell the owner’s agent anything the buyer would not want the owner to know because an owner’s agent must disclose to the owner any material information known to the agent . IF THE BROKER REPRESENTS THE BUYER: The broker becomes the buyer’s agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer’s agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer’s agent anything the owner would not want the buyer to know because a buyer’s agent must disclose to the buyer any material information known to the agent. IF THE BROKER ACTS AS AN INTERMEDIARY: A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker’s obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction: (1) shall treat all parties honestly; (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner; (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property. With the parties’ consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party. If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker’s obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding. TENANT REPRESENTATION Tenant certifies that (broker) represents Tenant in the negotiation and/or site selection of commercial space for lease . Check if none . TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 9/2/2016 Date DocuSign Envelope ID: 4AA567A6 - A9D3 - 4EE5 - A85B - BC5FFF7ED3D7 DocuSign Envelope ID: CE2AD70A - 61E7 - 4E73 - 9C8B - C4E2C7035FC0

C SECOND ( 2 nd) AMENDMENT TO THE LEASE BETWEEN Precision Research Institute, LLC AND 6201 Bonhomme, L . P . . Landlord and Tenant agree to replace Exhibits “ C ” and “ D ” with Exhibits “ E ” and “ F ” in regards to lease space commonly known as “Suite 460 S " at the 6201 Bonhomme Rd . _ office building . Tenant’s new space is commonly known as “Suite 466 S” at the 6201 Bonhomme Rd . office building . Tenant’s Rent shall increase by $ 1 , 122 . 25 per month, and the security deposit shall increase by $ 0 . 00 Landlord and Tenant agree to continue to lease the space commonly known as "Suite 460 S” " at the 6201 Bonhomme Rd . office building under the following terms and conditions : Four (4) year (s) and Nine (9) month(s) at: $ 3234.92 per month from October 1, 2018 to June 30, 2019. $ 3381.96 per month from July 1, 2019 to June 30, 2020. $ 3529.00 per month from July 1, 2020 to June 30, 2021. $ 3676.04 per month from July 1, 2021 to June 30, 2022. $ 3823.08 per month from July 1, 2022 to June 30, 2023. These rates are subject to the “CPI” month used for the “CPI” clause in the original Lease, as such month may be reset by any renewal amendment(s) thereto. The term shall begin on October 1, 2018 . Tenant currently has $ 0.00 on file as a security deposit. Landlord’s address for Rent payments: 6201 Bonhomme, L.P. . PO BOX 4737 Houston 77210 - 4737 The current building rules and regulations for the property are hereby incorporated by reference as part of the Lease, and replace any existing rules and regulations made a part of the Lease, if any. Upon request from Tenant, the management company will provide a copy. If Tenant fails to pay Rent on or before the fifth ( 5 th ) day of any month, Tenant shall pay Landlord a late fee equal to fifteen percent ( 15% ) of the amount of Rent due, which shall be paid by Tenant to Landlord immediately upon written notice from Landlord . Failure by Tenant to make immediate payment of the delinquent Rent plus late fee shall constitute an Event of Default . This provision, expressly, does not relieve the Tenant’s obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month . In the event that the cost of electricity per kilowatt hour (“kwh”) for the electricity serving the Building increases by thirty percent ( 30% ) or more from the Commencement Date of this Amendment, Landlord may pass through any such increase (including all charges assessed as part of the electricity bill) above the thirty percent ( 30% ) threshold to Tenant based on Tenant’s pro - rata share of the total square footage of the Building . Tenant agrees to pay such charge immediately upon receipt of written notice thereof . Landlord and its management company shall calculate said charges, and its determination shall be binding on all parties . In the event Term exceeds one (1) year, one (1) year after the commencement of this Term and each one (1) year anniversary thereafter, basic rent hereunder shall be increased in accordance with the cost of living changes in the “Consumer Price Index” for all Urban Consumers - U . S . City Average” as published by the Bureau of Labor Statistics, United States Department of Labor ("BLS Consumer Price Index") . The BLS Consumer Price Index figure for month and year in which this Term commences is the “base” figure in the computation of adjustment of basic rent . At the beginning of each one (1) year period as provided in this paragraph, the BLS Consumer Price Index for the current month thereto shall be determined and the rent commencing with the start of each such one (1) year period shall be adjusted by increasing the basic rent proportionately, as the said BLS Consumer Price Index for the month has increased as compared with base BLS Consumer Price Index provided above . If the BLS Consumer Price Index decreases, basic rent shall remain the same as the previous period . In order to receive a refund of its security deposit, if any, Tenant agrees to provide a forwarding address to Landlord, in writing, on or before the termination date of the Lease . Tenant agrees that it waives any rights and remedies with regard to the security deposit if it fails to provide such forwarding address to Landlord, in writing, on or before the termination date of the Lease, including waiver of the right to receive a refund and to receive a description of damages and charges . Landlord shall have sixty (60) days from the date Tenant surrenders the premises and Landlord’s receipt of Tenant’s forwarding address, to refund the security deposit and/or provide a written description of damages and charges . Landlord reserves the right to charge Tenant, and require payment in advance, for services and/or expenses not required of Landlord under this Lease, or incurred in relation to the Lease . Such charges include, but are not limited to, processing “bounced” checks, DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 BPMC01/15renewal.expansion.amendment

BY: Boxer Property Management Corp. A Texas Corporation TENANT (print name and title) Management Company for Landlord Date (signature) Date DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 9/7/2018 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 changing locks, reviewing and signing lien waivers, lease assignments, sublet documents, providing after hours HVAC rates, etc . A list of charges can be obtained from the Landlord’s representative . The charges are based on the cost to the Landlord or its management company to provide the service which is charged for, and are subject to change at anytime without notice . The Lease may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties. Electronic signatures by either party are valid, and Tenant agrees that the Lease and related documents and records may be created, kept and transmitted as electronic files only. Special Provisions: Please See: Improvement Agreement and Exhibit “Y.” All other provisions of the Lease shall remain the same. Attested by: Attested by: LANDLORD: 6201 Bonhomme, L.P. TENANT (signature) Elizabeth Hernandez 9/12/2018 BPMC01/15renewal.expansion.amendment

EXHIBIT “E” 6201 Bonhomme Rd Houston, TX. 77036 (Address) Fourth 4 th Floor) MECH JAN 421S 419S 418S 417S 414S 413S 410S 409S 416S 415S 412S 411S 401S 402S 404S 406S 408S 407S 424S 423S 426S 428S 430S 432S 434S 450S 420S 455S 454S 474S 452S 475S 472S 470S 482S 480S 478S 468S 476S MECH 460S 466S Up Up 400C 402C Recept i on 2935s q.ft. Tenant Initials DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 BPMC01/15renewal.expansion.amendment

EXHIBIT “F” 6201 Bonhomme Rd Houston, TX. 77036 (Address) 466S (Suite) Tenant Initials DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 BPMC01/15renewal.expansion.amendment

EXHIBIT “Y” Tenant Improvement Allowance Landlord agrees to provide Tenant with a tenant improvement allowance in the amount of $3,357.75 for Tenant Improvements to the Premises (Tenant Improvement Allowance). If the Tenant chooses not to use the Tenant Improvement Allowance towards Tenant Improvements, it may be credited towards the Tenant’s rent subject to the following provisions. Tenant agrees that the Tenant Improvement Allowance shall only be used/credited during the first twelve (12) months from the commencement date of the Lease. Tenant agrees that the Landlord will apply the Tenant Improvement Allowance as follows: (Please INITIAL one option) The Tenant Improvement allowance shall be applied evenly over the first three (3) month(s) of the Lease. (Oct, Nov, Dec 2018) The Tenant Improvement allowance shall be applied evenly over the first 12 months of the Lease. Tenant agrees to forfeit the Tenant Improvement Allowance if the Tenant is in default of the Lease. Tenant agrees that the Tenant Improvement Allowance does not affect Tenant’s obligation to pay its first month’s rent and security deposit under the terms and condition of the Lease. Tenant shall pay its first month’s rent in the amount of $ , and its security deposit in the amount of $ on or before . TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 9/7/2018 Date DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 BPMC01/15renewal.expansion.amendment

Date DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 TENANT (signature) Elizabeth Hernandez TENANT (print name) Boxerpropmancorp1/02.improvementagreement DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 IMPROVEMENT AGREEMENT Precision Research Institute, LLC (Tenant) does hereby agree to pay Landlord the sum of $ 0 . 00 towards the improvements to the Premises “Suite 466 S” at 6201 Bonhomme Rd office building . These improvements shall be at the Landlord’s sole cost and expense . In the event that these improvements delay the occupancy of the Premises by Tenant, Tenant shall not be released from its Rent obligations, which will begin on the original commencement date . 1) Demolish one (1) standard duplex outlet 2) Demolish one (1) fire/horn strobe 3) Relocate fire/horn strobe 4) Add 3x9 cased opening 5) Install one (1) new door and frame 6) Install 1 lot of carpet patch 7) Paint 153 rsf of wall 9/7/2018 BPMC01/15renewal.expansion.amendment

Lease Renewals for Tenants Utilizing Payment Portal Autopay If you are currently using the Autopay feature through the Boxer Tenant Payment Portal at www.BoxerProperty.com , please note you must log in and select the new monthly amount for your rent payment. If your lease renewal occurred after the 12th day of the month, you may need to make the next month’s payment via one - time payment; the Payment Portal Autopay will then be effective the 1st day of the next following month. Lease Renewals for Tenants with Automatic Bank Draft (ACH) If you have enrolled with Boxer Property to automatically draft your bank account for rent via ACH, please request to convert from ACH to a Boxer Tenant Portal Account by registering through the Tenant Center at www.BoxerProperty.com. Please acknowledge your understanding of this requirement by initialing here . DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 BPMC01/15renewal.expansion.amendment

C ACCEPTANCE OF PREMISES BUILDING NAME: 6201 Bonhomme Rd. ADDRESS: 6201 Bonhomme Rd Houston, TX. 77036 (Address) As the tenant of suite # 466S , I hereby certify that I have accepted the premises, and all tenant improvements as set forth in the Lease agreement have been completed in a manner satisfactory and acceptable to me. TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 9/7/2018 Date DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 BPMC01/15renewal.expansion.amendment

C Tenant Representation Letter Information about Brokerage Services Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner’s agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer’s agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly. IF THE BROKER REPRESENTS THE OWNER: The broker becomes the owner’s agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of sub agency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner’s agent anything the buyer would not want the owner to know because an owner’s agent must disclose to the owner any material information known to the agent. IF THE BROKER REPRESENTS THE BUYER: The broker becomes the buyer’s agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer’s agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer’s agent anything the owner would not want the buyer to know because a buyer’s agent must disclose to the buyer any material information known to the agent. IF THE BROKER ACTS AS AN INTERMEDIARY: A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker’s obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction: (1) shall treat all parties honestly; (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner; (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property. With the parties’ consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party. If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker’s obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding. TENANT REPRESENTATION Tenant certifies that (broker) represents Tenant in the negotiation and/or site selection of commercial space for lease. Check ܈ if none. TENANT (signature and title) Elizabeth Hernandez TENANT (print name) 9/7/2018 Date DocuSign Envelope ID: 875E72FF - 87F4 - 4603 - 9970 - 102685086340 DocuSign Envelope ID: F2950944 - 7ED0 - 4AB2 - 8BF9 - F15663AB04D6 BPMC01/15renewal.expansion.amendment

LANDLORD: 6201 Bonhomme, L.P. BY: Boxer Property Management Corp. A Texas Corporation Management Company for Landlord TENANT (signature) TENANT NAME (print name) 12/26/2018 DATE (signature) DATE DocuSign Envelope ID: 2C9EB2D9 - 4884 - 4413 - 8FDE - 3BD7DB1ED28D Elizabeth Hernandez DocuSign Envelope ID: 639B6DBE - 606B - 47FF - 9886 - 46389171A8EE THIRD (3rd) ADDENDUM TO THE LEASE BETWEEN Precision Research Institute, LLC (TENANT) AND 6201 Bonhomme, L.P. (LANDLORD). Tenant agrees (2) reserved parking spaces as designated by Landlord at a rate of $ 70 . 00 plus applicable taxes per month, which is due with rent payments beginning on 04 / 01 / 2019 and month - to - month . Initial one : parking space/s shall be available to Tenant between the hours of 6 : 00 am to 7 : 30 pm, Monday through Friday, and 6 : 00 am to 3 : 00 pm Saturdays . Parking is reserved for the vehicle belonging to the tenant only, and vehicle must display a reserved permit issued by Landlord . parking space/s shall be available to Tenant twenty four (24) hours per day, seven days per week. Parking is reserved for the vehicle belonging to the tenant only, and vehicle must display a reserved permit issued by Landlord. Landlord reserves the right to increase or decrease the monthly rental for said parking spaces with thirty (30) days’ written notice to Tenant. Upon expiration of this agreement the parking permit card (if applicable) must be returned immediately, in working condition. Landlord has the exclusive right to immediately terminate this agreement with written notice to Tenant. Landlord assumes no responsibility whatsoever for loss or damage of the vehicle or its contents, however, caused. Vehicle/s shall be limited in size and weight as designated by the Landlord. Vehicles must be properly insured, in good working condition and properly licensed by the controlling governmental authority. Vehicles may not be left in the parking lot for more than twenty four (24) hours at a time. Vehicles left in the parking lot for more than twenty four (24) hours are subject to immediate removal by Landlord or its representatives at Tenant’s sole cost and expense. Tenant hereby acknowledges receipt of Parking Permit/Card Number N/A and understands that this permit must be displayed at all times when the vehicle/s is parked on the subject lot. There will be a charge of $ 0.00 per card, for the replacement of this parking permits card. Tenant shall pay in addition to the monthly parking fee, a one - time non - refundable fee of $0.00 for each permit or card issued. Tenant’s driver’s license number and State of issuance : 19667574 - Texas These rates are subject to the “CPI” month used for the “CPI” clause in the original Lease, as such month may be reset by any renewal amendment(s) thereto. All other provisions of the Lease shall remain the same. The Lease may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties. Electronic signatures by either party are valid, and Tenant agrees that the Lease and related documents and records may be created, kept and transmitted as electronic files only. Attested by: 3/14/2019 Bpmpkgadd 1/15 blc

LANDLORD: 6201 Bonhomme, L.P. BY: Boxer Property Management Corp. A Texas Corporation Management Company for Landlord TENANT (signature) TENANT NAME (print name and title) 3/28/2019 Date (signature) Date DocuSign Envelope ID: B26B6F31 - CB70 - 4EEB - BCA5 - 94DD9ABB7489 Elizabeth Hernandez DocuSign Envelope ID: C77591EC - 46DC - 4F82 - 9328 - 9ED6C1A8378B FOURTH (4th) ADDENDUM TO THE LEASE BETWEEN Precision Research Institute, LLC (TENANT) AND 6201 Bonhomme, L.P. (LANDLORD). Tenant agrees (2) reserved parking spaces as designated by Landlord at a rate of $ 70 . 00 plus applicable taxes per month, which is due with rent payments beginning on 10 / 01 / 2019 and month - to - month . Initial one : parking space/s shall be available to Tenant between the hours of 6 : 00 am to 7 : 30 pm, Monday through Friday, and 6 : 00 am to 3 : 00 pm Saturdays . Parking is reserved for the vehicle belonging to the tenant only, and vehicle must display a reserved permit issued by Landlord . parking space/s shall be available to Tenant twenty four (24) hours per day, seven days per week. Parking is reserved for the vehicle belonging to the tenant only, and vehicle must display a reserved permit issued by Landlord. Landlord reserves the right to increase or decrease the monthly rental for said parking spaces with thirty (30) days’ written notice to Tenant. Upon expiration of this agreement the parking permit card (if applicable) must be returned immediately, in working condition. Landlord has the exclusive right to immediately terminate this agreement with written notice to Tenant. Landlord assumes no responsibility whatsoever for loss or damage of the vehicle or its contents, however, caused. Vehicle/s shall be limited in size and weight as designated by the Landlord. Vehicles must be properly insured, in good working condition and properly licensed by the controlling governmental authority. Vehicles may not be left in the parking lot for more than twenty four (24) hours at a time. Vehicles left in the parking lot for more than twenty four (24) hours are subject to immediate removal by Landlord or its representatives at Tenant’s sole cost and expense. Tenant hereby acknowledges receipt of Parking Permit/Card Number N/A and understands that this permit must be displayed at all times when the vehicle/s is parked on the subject lot. There will be a charge of $0.00 per card, for the replacement of this parking permits card. Tenant shall pay in addition to the monthly parking fee, a one - time non - refundable fee of $0.00 for each permit or card issued. Tenant’s driver’s license number and State of issuance: 19667574 - Texas>> . These rates are subject to the “CPI” month used for the “CPI” clause in the original Lease, as such month may be reset by any renewal amendment(s) thereto. All other provisions of the Lease shall remain the same. The Lease may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties. Electronic signatures by either party are valid, and Tenant agrees that the Lease and related documents and records may be created, kept and transmitted as electronic files only. Attested by: 5/6/2019 Bpmpkgadd 1/15 blc